UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2007

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.

Indianapolis IN 46240

(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 (c).	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 25, 2007, the Federal Home Loan Bank of Indianapolis issued a press release announcing the appointment of four directors to its board. On April 24, 2007, the Federal Housing Finance Board made these appointments. These appointive director seats had been vacant. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits

Press Release, dated April 25, 2007, issued by the Federal Home Loan Bank of Indianapolis

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2007

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/ BRIAN K. FIKE
Brian K. Fike
Interim President and Chief Executive Officer

By:	/s/ PAUL J. WEAVER
Paul J. Weaver
Senior Vice President – Acting Chief Accounting Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Federal Home Loan Bank of Indianapolis, dated April 25, 2007

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